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Exhibit 24.1

POWER OF ATTORNEY FOR ENDO PHARMACEUTICALS HOLDINGS, INC.

POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints Jeffrey R. Black, James J. Connors II, Peter A. Lankau and Caroline B. Manogue, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to the Shelf Registration Statement on Form S-3 and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

SIGNATURE	TITLE

/s/ CAROL A. AMMON Carol A. Ammon	Director, Chairman of the Board
/s/ PETER A. LANKAU Peter A. Lankau	Director, President and Chief Executive Officer
/s/ MICHAEL B. GOLDBERG Michael B. Goldberg	Director
/s/ ROGER H. KIMMEL Roger H. Kimmel	Director
/s/ MICHAEL W. MITCHELL Michael W. Mitchell	Director
/s/ JOSEPH T. O'DONNELL, JR. Joseph T. O'Donnell, Jr.	Director
/s/ CLIVE A. MEANWELL, M.D., PH.D. Clive A. Meanwell, M.D., Ph.D.	Director

/s/ FRANK J. LOVERRO Frank J. Loverro	Director
/s/ MICHAEL HYATT Michael Hyatt	Director
/s/ BRIAN T. CLINGEN Brian T. Clingen	Director
/s/ DAVID I. WAHRHAFTIG David I. Wahrhaftig	Director

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  Exhibit 24.1
POWER OF ATTORNEY FOR ENDO PHARMACEUTICALS HOLDINGS, INC.
POWER OF ATTORNEY